SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

BANK OF THE CAROLINAS CORPORATION

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

135 BOXWOOD VILLAGE DRIVE, MOCKSVILLE, NORTH CAROLINA		27028
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2012, Bank of the Carolinas Corporation (the “Company”) received a determination letter from the staff of the Nasdaq Listing Qualifications Department (the “Staff”) stating that the Company has not regained compliance with Nasdaq Listing Rule 5450(b)(1)(C). This rule requires that companies listed on the Nasdaq Global Market maintain a market value of publicly held shares of at least $5,000,000. On August 25, 2011, the Staff notified the Company that it was not in compliance with Rule 5450(b)(1)(C) and provided the Company with a 180-day period to regain compliance with the rule. The 180-day compliance period expired on February 21, 2012.

Since the Company did not regain compliance with Rule 5450(b)(1)(C) within the 180-day compliance period, its securities will be delisted from the Nasdaq Global Market. The Company has chosen not to appeal Nasdaq’s decision due to the management time and expense involved in pursuing an appeal. Trading of the Company’s common stock will be suspended at the opening of business on Monday, March 5, 2012, and a Form 25-NSE will be filed by Nasdaq with the Securities and Exchange Commission which will remove the Company’s securities from listing and registration on Nasdaq.

Following delisting from Nasdaq, the Company anticipates its common stock will be quoted on the OTC Pink market operated by OTC Markets Group Inc. (commonly referred to as “Pink Sheets”) until such time as the Company and its market makers can arrange for the quotation of the Company’s common stock on the OTC Bulletin Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 29, 2012, regarding suspension of trading on Nasdaq

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION

By:	/s/ Stephen R. Talbert
Stephen R. Talbert
President and Chief Executive Officer

Dated: February 29, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 29, 2012, regarding suspension of trading on Nasdaq